EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-QSB of Torpedo Sports USA, Inc. for the quarter ended April 30, 2004, I, Henry Fong, Chief Executive Officer of Torpedo Sports USA, Inc., hereby certify pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        A. Such Quarterly Report on Form 10-QSB of Torpedo Sports USA, Inc. for the quarter ended April 30, 2004, fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

        B. The information contained such Quarterly Report on Form 10-QSB of torpedo Sports USA, Inc. for the quarter ended April 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Torpedo Sports USA, Inc.



                                      By: /s/ Henry Fong
                                      -----------------------------------
                                      Henry Fong
                                      Chief Executive Officer
                                      June 21, 2004

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO TORPEDO SPORTS USA, INC. AND SUBSIDIARY AND WILL BE RETAINED BY TORPEDO SPORTS USA, INC. AND SUBSIDIARY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Torpedo Sports USA, Inc. (the "Company") on Form 10-QSB for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry
S. Hollander, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        A. Such Quarterly Report on Form 10-QSB of Torpedo Sports USA, Inc. for the quarter ended April 30, 2004, fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

        B. The information contained such Quarterly Report on Form 10-QSB of torpedo Sports USA, Inc. for the quarter ended April 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Torpedo Sports USA, Inc.



                                      By: /s/ Barry S. Hollander
                                      -----------------------------------
                                      Barry S. Hollander
                                      Chief Financial Officer
                                      June 21, 2004

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO TORPEDO SPORTS USA, INC. AND WILL BE RETAINED BY TORPEDO SPORTS USA, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.